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                                                                  EXHIBIT 4.1

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         ------------                                            ------------
           NUMBER                                                   SHARES

          SPECIMEN                                                 SPECIMEN
         ------------                                            ------------


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                             THE WMF GROUP, LTD.


The Corporation is authorized to issue 10,000 Common Shares - Par Value $.01 each



This Certifies that ________________ is the owner of ____________________
_______________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

    In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated   SPECIMEN
       -------------


/s/    SPECIMEN                            /s/    SPECIMEN
-----------------------------------        ----------------------------------
                SECRETARY-TREASURER                                 PRESIDENT




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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM   -  as tenants in common                             UNIF GIFT MIN ACT -- .........Custodian..............(Minor}
     TEN ENT   -  as tenants by the entireties                      under Uniform Gifts to Minors Act...................(State)
     JT TEN    -  as joint tenants with right of survivorship
                  and not as tenants in common

                                                                                PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                    IDENTIFYING NUMBER OF ASSIGNEE
For value received, the undersigned hereby sells, assigns and transfers unto  ---------------------------------------------

 ............................................................................. ---------------------------------------------
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ...........................................................................................................................

 .....................................................................................................................Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints.....................................

 ..............................................................................................Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,........................
                In presence of                                      .......................................................


 ................................................................

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.